COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

26.    COMMITMENTS AND CONTINGENCIES

(a)    Operating Leases

The Group leases facilities in the PRC under non-cancelable operating leases expiring on different dates. Total rental expense under all operating leases was RMB22,846,000, RMB23,401,000 and RMB16,997,000 (US$2,472,000) for the years ended December 31, 2016, 2017 and 2018, respectively.

As of December 31, 2018, the Group had future minimum lease payments under non-cancelable operating leases with initial terms of one-year or more in relation to office premises consist of the following:

	December 31, 2018
	RMB’000	US$’000

2019	13,099	1,905
2020	5,982	870
2021	1,082	157
2022	1,114	162
2023	1,147	167
2024	1,886	274

	24,310	3,535

(b)    Purchase Commitments

As of December 31, 2018, the Group had outstanding purchase commitments in relation to bandwidth and cloud infrastructure of RMB336,783,000 (US$48,983,000).

(c)    Contingencies

In August 2017, a subsidiary of the Company, Xin Run, initiated a lawsuit against BFSMC in Beijing, arising out of the sales of data center buildings. Xin Run sought the payment of purchase price in the amount of RMB105.6 million and the relating interest. In September 2017, BFSMC filed the statement of defense and made a counterclaim, claiming, among others, the late delivery penalties and relating losses in the total amount of approximately RMB50.5 million. Thereafter Xin Run filed a motion to dismiss BFSMC’s counterclaim arguing that the court does not have the jurisdiction. In April 2018, Xin Run were notified by the court that its motion was dismissed and as a result, the lawsuit is currently pending. In addition, Xin Run's bank deposits and other assets in a total amount of approximately RMB50.5 million were sealed up, distrained or frozen by the court. On April 24, 2018, Xin Run amended its claim requesting, among other things, the defendant pay the additional purchase price of RMB96 million, damages for breach of contract in an amount of RMB14.4 million and the relating interest of RMB8.86 million. Management is of the view that these proceedings are still pending, therefore it is impossible at this stage to properly evaluate the outcome. Therefore, no provision has been made for this case.

In October 2017, a subsidiary of BFSMC filed a lawsuit against Xin Run in the Shunyi District Court of Beijing requesting Xin Run pay overdue rent and the relating interest. At present, the second instance of this case has been completed. The court has sentenced in support of the plaintiff that Xin Run should pay overdue rent from October 2017 to June 2018 in an amount equal to RMB64.8 million and the relevant interest thereon. The subsidiary of BFSMC has applied to the competent court for compulsory execution of the court decision. Liability equal to the sentenced amount has been recorded in the balance sheet as of December 31, 2018 under other payables to offset consideration received for disposal of Zhao Du and Shuo Ge in the expectation to net settle with BFSMC. (See note 27)